Exhibit 10.52

FIRST AMENDMENT TO SENIOR SECURED LOAN AGREEMENT

THIS FIRST AMENDMENT TO SENIOR SECURED LOAN AGREEMENT (this “Amendment”) is made and entered into as of June 6, 2023 (the “First Amendment Effective Date”) by and among, on the one hand, ATHENA BITCOIN GLOBAL, ATHENA BITCOIN, INC., ATHENA HOLDINGS EL SALVADOR SA DE CV (collectively, the “Borrower Parties”) and, on the other hand, KGPLA HOLDINGS LLC, its successors and/or assigns (the “Lender”, and together with the Borrower Parties, each a “Party” and, collectively, the “Parties”), amending that certain Senior Secured Loan Agreement dated May 15, 2023 (the “Loan Agreement”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Loan Agreement.

RECITALS

WHEREAS, the Parties entered into the Loan Agreement, which remains in full force and effect; and

WHEREAS, the Parties desire to amend the Loan Agreement in respect of certain post-Closing covenants of the Borrower, as set forth in this Amendment, pursuant to and as permitted under Section 8.02(b) of the Loan Agreement.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows

1.              Recitals. The preamble and recitals contained hereinabove are true and correct and are made a part hereof.

2.              Amendments.

(a)           Section 7.01(l) of the Loan Agreement is hereby amended by adding the following provision at the end thereof:

“; provided, however, that the foregoing Event of Default will not be deemed to have occurred in respect of the Borrower’s failure to obtain a Currency-in-Transit Agreement for Loomis U.S. and/or New Century Armored Logistics (NCAL) if in such case the Borrower terminates its respective agreement(s) with such carrier(s) or otherwise appoints another carrier(s) from whom the Borrower has obtained a Currency-in-Transit Agreement to handle all of the Cash Collateral which otherwise is handled by Loomis U.S. and/or New Century Armored Logistics (NCAL), as the case may be, and the Borrower certifies so in a writing delivered to the Lender, in all cases within 30 days of the First Amendment Effective Date.”

(b)           Section 7.01 of the Loan Agreement is hereby amended by adding the following new provision as subclause “(q)” at the end thereof:

“(q) failure of the Borrower either (i) to obtain a Currency-in-Transit Agreement from Loomis U.S. and/or New Century Armored Logistics (NCAL) within 30 days of the First Amendment Date, or (ii) in the alternative, with respect to any of such carriers from which the Borrower has not obtained a Currency-in-Transit Agreement, to terminate or otherwise arrange that all Cash Collateral otherwise handled by such carrier(s) is handled by another carrier(s) from whom the Borrower has obtained a Currency-in-Transit Agreement, and the Borrower certifies so in a writing delivered to the Lender, in all cases within 30 days of the First Amendment Date.”

1

3.              No Other Amendment. Except as modified by this Amendment, the Loan Agreement and all other Loan Documents will remain in full force and effect in all respects without any modification.

4.              Governing Law. This Amendment is governed by and must be construed in accordance with the laws of the State of Florida, without giving effect to any conflicts of law principles.

5.              Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail or other transmission method, and may bear signatures affixed through .pdf or other software including without limitation any electronic signature platform complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com); any counterpart so delivered shall be deemed to have been duly and validly executed and delivered and shall be valid and effective for all purposes.

[SIGNATURE PAGE FOLLOWS]

2

[SIGNATURE PAGE TO FIRST AMENDMENT TO SENIOR SECURED LOAN AGREEMENT]

IN WITNESS WHEREOF, this Amendment is executed and delivered by the Parties as of the First Amendment Effective Date.

LENDER:

KGPLA HOLDINGS LLC

By:
Name:	Jason Lu
Title:	Manager

BORROWER PARTIES:

ATHENA BITCOIN GLOBAL

By:
Name:	Matias Goldenhorn
Title:	CEO

ATHENA BITCOIN, INC.

By:
Name:	Matias Goldenhorn
Title:	President

ATHENA HOLDINGS EL SALVADOR SA DE CV

By:
Name:	Carlos Miguel Rivas
Title:	Legal Representative

3